SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549



                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  April 30, 1997

               COLOROCS INFORMATION TECHNOLOGIES, INC.
       (Exact name of Registrant as specified in its charter)


       Georgia                    0-14392                  58-1482573
(State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                  Identification No.)



                  5600 Oakbrook Parkway, Suite 240
                      Norcross, Georgia  30093
    (Address of principal executive offices, including zip code)


                           (770) 447-3570
        (Registrant's telephone number, including area code)


                             Page 1 of 5
                       Exhibit Index on Page 3


Item 7.  Financial Statements and Exhibits

     (a)  The following exhibit is filed as part of this Form 8-K:

     Exhibit             Description                   Page No.

         99         Press release dated April 30, 1997    4

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COLOROCS INFORMATION
                              TECHNOLOGIES, INC.
                                 (Registrant)



                              /s/ Alan McKeon
                              Alan McKeon
                              President


Date:  May 2, 1997
                                 -2-

                            EXHIBIT INDEX

     Exhibit             Description                       Page No.

         99         Press release dated April 30, 1997          4

                                 -3-